UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 31, 2013

Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way

Boise, Idaho  83716-9632

(Address of principal executive offices)

(208) 368-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01          Entry into a Material Agreement

Amendment to Sponsor Agreement

On July 31, 2013, Micron Technology, Inc. (“Micron”) entered into an amendment (the “Second Amendment”) to the Agreement on Support for Reorganization Companies (the “Sponsor Agreement”) between Micron and Nobuaki Kobayashi and Yukio Sakamoto, the trustees (the “Trustees”) of Elpida Memory, Inc. (“Elpida”) and Elpida’s wholly owned subsidiary, Akita Elpida Memory, Inc. (“Akita” and together with Elpida, “the Elpida Companies”), dated July 2, 2012, as amended on October 29, 2012 (the “First Amendment”).  An English translation of the Sponsor Agreement is filed as Exhibit 2.1 to Amendment No. 2 to Micron’s Current Report on Form 8-K filed on October 31, 2012, an English translation the First Amendment is filed as Exhibit 2.3 to Micron’s Current Report on Form 8-K filed on October 31, 2012, and an English translation of the Second Amendment is filed as Exhibit 2.4 to this Current Report on Form 8-K.

The Second Amendment provides for a new termination right in favor of the Trustees in connection with certain material non-payment events under the Cost Plus Agreements (defined below); allows for the appointment of deputy business trustees designated by Micron to assist the business trustee, also a Micron designee, in the operation of the Elpida Companies’ businesses during the pendency of their corporate reorganization proceedings; and modifies the confidentiality provisions set forth in the Sponsor Agreement to provide for the protection of certain information relating to the corporate reorganization proceedings for the benefit of the Trustees.

Cost Plus Agreements

Under the Sponsor Agreement, following the closing of Micron’s acquisition of Elpida, Micron is obligated to transition the Elpida Companies’ businesses as promptly as practicable consistent with an orderly business transition and integration process to a cost plus model with the goal of generating more stable operating cash flows to meet the requirements of the Elpida Companies’ businesses, including for payment of installment payment obligations to the creditors of the Elpida Companies under their reorganization plans.  In furtherance of that obligation, on July 31, 2013, Micron Semiconductor Asia Pte. Ltd., a wholly owned subsidiary of Micron (“MSA”) and Elpida entered into a Front-End Manufacturing Supply Agreement (the “Supply Agreement”) and a General Services Agreement (the “General Services Agreement”).  On that same date, Micron and Elpida entered into a Research and Development Engineering Services Agreement (the “R&D Agreement” and, together with the Supply Agreement and the General Services Agreement, the “Cost Plus Agreements”).  MSA and Micron entered into similar agreements with Akita on that same date.  English translations of the Cost Plus Agreements are filed as Exhibits 10.139, 10.140 and 10.141 to this Current Report on Form 8-K.

Under the Supply Agreement, MSA is committed to place orders for products every month and to purchase all products that Elpida manufactures and ships pursuant to the orders, and Elpida is committed to manufacture the products ordered by MSA.  Unless consented to by MSA, Elpida will only supply products to MSA and not to any other customers.  These supply obligations will commence on the first date on which both Elpida’s manufacturing, sales and other operational computing systems have been converted to Micron’s enterprise resource planning system and all court approvals relating to the implementation of the cost plus model at Elpida have been obtained.  Until that time, Elpida will continue to operate under its existing supply arrangements with third party customers.

Under the General Services Agreement, MSA is committed to place orders every month for general and administrative services to be performed by Elpida, and Elpida is committed to provide the ordered services.  The obligations of the parties under the General Services Agreement will commence on the same date that their supply obligations commence under the Supply Agreement.

Under the R&D Agreement, Micron is committed to place orders every month for research and development services to be performed by Elpida, and Elpida is committed to provide the ordered services.  All intellectual property produced under the R&D Agreement will be owned by Micron.  The obligations of the parties under the R&D Agreement will commence on the date Micron acquires all of Elpida’s intellectual property, which will occur shortly after the closing of the Elpida acquisition in connection with the implementation of the cost plus model.

Pricing for the products and services under the Cost Plus Agreements will be charged on a cost plus basis, subject to limited exceptions, and are intended to cover all of Elpida’s costs, subject to limited exceptions.  The Cost Plus Agreements contain limited termination rights.

Item 8.01          Other Events

The Elpida Companies are subject to pending corporate reorganization proceedings in Japan.  The Elpida Companies filed petitions for commencement of corporate reorganization proceedings with the Tokyo District Court under the Corporate Reorganization Act of Japan on February 27, 2012. Pursuant to the Sponsor Agreement, the Trustees prepared plans of reorganization for Elpida and Akita, which plans set forth the treatment of the Elpida Companies’ pre-petition creditors and their claims.  On February 26, 2013, the Elpida Companies’ creditors approved the plans of reorganization of Elpida and Akita and on February 28, 2013, the Tokyo District Court issued an order approving the plans of reorganization.  The description of the plans of reorganizations of the Elpida Companies set forth in Micron’s 10-Q filed on July 8, 2013, in the Notes to Consolidated Financial Statements  under the captions “Pending Acquisition of Elpida — Elpida Sponsor Agreement” and “—Summary Description of the Plans of Reorganization,” is incorporated herein by reference.  Elpida’s secured creditors, whose fixed claims were approximately 113 billion yen in the aggregate as of the date Elpida’s plan of reorganization was submitted to creditors for approval, will continue to be entitled to the benefit of the security interests securing their claims, subject to the terms and conditions of the plan of reorganization.  The collateral underlying these security interests includes the real property at Elpida’s Hiroshima fab and tools and equipment used in Elpida’s operations.  A copy of the English translation of Elpida’s plan of reorganization, as amended to date, is filed as Exhibit 2.5 to this Current Report on Form 8-K.

Item 9.01          Financial Statements and Exhibits

Exhibit No.	Description
2.4*

English Translation of Agreement Amending Agreement on Support for Reorganization Companies, dated July 31, 2013, by and among Micron Technology, Inc. and Nobuaki Kobayashi and Yukio Sakamoto, the trustees of Elpida Memory, Inc. and Akita Elpida Memory, Inc.

2.5	English Translation of the Reorganization Plan of Elpida Memory, Inc. (1)
10.139*	English Translation of Front-End Manufacturing Supply Agreement, dated July 31, 2013, by and between Micron Semiconductor Asia Pte. Ltd. and Elpida Memory, Inc.
10.140*	English Translation of Research and Development Engineering Services Agreement, dated July 31, 2013, by and between Micron Technology, Inc. and Elpida Memory, Inc.
10.141*	English Translation of General Services Agreement, dated July 31, 2013, by and between Micron Semiconductor Asia Pte. Ltd. and Elpida Memory, Inc.

*                 Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the Securities and Exchange Commission.

(1)         The following attachments to the Reorganization Plan of Elpida Memory, Inc. (the “Reorganization Plan”) have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K:  Attachment 1 (Balance Sheet (Before Property Valuation) As of March 23, 2012 (Commencement Date)), Attachment 2 (Balance Sheet (After Property Valuation) As of March 23, 2012 (Commencement Date)), Attachment 3 (Liquidation Balance Sheet As of March 23, 2012 (Commencement Date)), Attachment 4 (Profit and Loss Statement (March 24, 2012 to June 30, 2012)), Attachment 5, (Business Profit and Loss Plan Table and Repayment Funds Plan Table), Attachment 6 (Cost Plus Model), Attachment 7 (Summary of Repayment and Payment Plan), Attachment 8 (Secured Reorganization Claims Repayment Plan Table (Syndicated Loan—Factory Foundation)), Attachment 9 (Secured Reorganization Claims Repayment Plan Table (Lease)), Attachment 10 (Secured Reorganization Claims Repayment Plan Table (Statutory Liens over Movables)), Attachment 11 (Secured Reorganization Claims Repayment Plan Table (Statutory Retention Rights)), Attachment 12 (Secured Reorganization Claims Repayment Plan Table (Ownership Retention)), Attachment 13 (Preferential Reorganization Claims Payment Plan Table (Taxes and Other Public Charges)), Attachment 14 (Preferential Reorganization Claims Repayment Plan Table (Labor related claims)), Attachment 15 (General Reorganization Claims Repayment Plan Table), Attachment 16 (General Reorganization Claims Repayment Plan Table (Claims with Conditions)), Attachment 17 (General Reorganization Claims Repayment Plan Table (Claims under Guarantee)), Attachment 18 (General Reorganization Claims Repayment Plan Table (Reorganization Claims under Secondary Filing)), Attachment 19 (List of Inter-company Receivables),  Attachment 20 (List of Unfixed Secured Reorganization Claims), Attachment 21 (Unfixed General Reorganization Claims List (Assessment)), Attachment 22 (Unfixed General Reorganization Claims List (Pending Special Investigation Proceedings)), Attachment 23-1 (List of Surviving Security Interests (Syndicated Loan—Factory Foundation)), Attachment 23-2 (List of Non-Surviving Security Interests), Attachment 23-3 (List of Purposes of Security Rights (Syndicated Loan—Factory Foundation )), Attachment 24-1 (List of Surviving Security Interests (Lease)), Attachment 24-2-1 to 15 (List of Purposes of Security Rights (Lease), Attachment 25 (List of Surviving Security Interests (Statutory Liens over Movables)), Attachment 26 (List of Surviving Security Interests (Statutory Retention Rights)), Attachment 27 (List of Surviving Security Interests (Ownership Retention)), Attachment 28 (Common Benefit Claims Payment Records and Balance of Unpaid Common Benefit Claims Table), Attachment 29 (Table of Amendment to the Articles of Incorporation) and Attachment 30 (Sponsor Agreement).  Micron will furnish copies of such attachments to the Securities and Exchange Commission upon request, subject to Micron’s right to request confidential treatment of any requested attachment.  A description of the omitted attachments appears immediately following the end of the Reorganization Plan under the title “Supplemental List Briefly Identifying Contents of Omitted Attachments.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date: August 6, 2013	By:	/s/ Ronald C. Foster
	Name:	Ronald C. Foster
	Title:	Chief Financial Officer and Vice President of Finance

INDEX TO EXHIBITS

Exhibit No.	Description
2.4*

English Translation of Agreement Amending Agreement on Support for Reorganization Companies, dated July 31, 2013, by and among Micron Technology, Inc. and Nobuaki Kobayashi and Yukio Sakamoto, the trustees of Elpida Memory, Inc. and Akita Elpida Memory, Inc.

2.5	English Translation of the Reorganization Plan of Elpida Memory, Inc. (1)
10.139*	English Translation of Front-End Manufacturing Supply Agreement, dated July 31, 2013, by and between Micron Semiconductor Asia Pte. Ltd. and Elpida Memory, Inc.
10.140*	English Translation of Research and Development Engineering Services Agreement, dated July 31, 2013, by and between Micron Technology, Inc. and Elpida Memory, Inc.
10.141*	English Translation of General Services Agreement, dated July 31, 2013, by and between Micron Semiconductor Asia Pte. Ltd. and Elpida Memory, Inc.

*                 Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the Securities and Exchange Commission.

(1)         The following attachments to the Reorganization Plan of Elpida Memory, Inc. (the “Reorganization Plan”) have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K:  Attachment 1 (Balance Sheet (Before Property Valuation) As of March 23, 2012 (Commencement Date)), Attachment 2 (Balance Sheet (After Property Valuation) As of March 23, 2012 (Commencement Date)), Attachment 3 (Liquidation Balance Sheet As of March 23, 2012 (Commencement Date)), Attachment 4 (Profit and Loss Statement (March 24, 2012 to June 30, 2012)), Attachment 5, (Business Profit and Loss Plan Table and Repayment Funds Plan Table), Attachment 6 (Cost Plus Model), Attachment 7 (Summary of Repayment and Payment Plan), Attachment 8 (Secured Reorganization Claims Repayment Plan Table (Syndicated Loan—Factory Foundation)), Attachment 9 (Secured Reorganization Claims Repayment Plan Table (Lease)), Attachment 10 (Secured Reorganization Claims Repayment Plan Table (Statutory Liens over Movables)), Attachment 11 (Secured Reorganization Claims Repayment Plan Table (Statutory Retention Rights)), Attachment 12 (Secured Reorganization Claims Repayment Plan Table (Ownership Retention)), Attachment 13 (Preferential Reorganization Claims Payment Plan Table (Taxes and Other Public Charges)), Attachment 14 (Preferential Reorganization Claims Repayment Plan Table (Labor related claims)), Attachment 15 (General Reorganization Claims Repayment Plan Table), Attachment 16 (General Reorganization Claims Repayment Plan Table (Claims with Conditions)), Attachment 17 (General Reorganization Claims Repayment Plan Table (Claims under Guarantee)), Attachment 18 (General Reorganization Claims Repayment Plan Table (Reorganization Claims under Secondary Filing)), Attachment 19 (List of Inter-company Receivables),  Attachment 20 (List of Unfixed Secured Reorganization Claims), Attachment 21 (Unfixed General Reorganization Claims List (Assessment)), Attachment 22 (Unfixed General Reorganization Claims List (Pending Special Investigation Proceedings)), Attachment 23-1 (List of Surviving Security Interests (Syndicated Loan—Factory Foundation)), Attachment 23-2 (List of Non-Surviving Security Interests), Attachment 23-3 (List of Purposes of Security Rights (Syndicated Loan—Factory Foundation )), Attachment 24-1 (List of Surviving Security Interests (Lease)), Attachment 24-2-1 to 15 (List of Purposes of Security Rights (Lease), Attachment 25 (List of Surviving Security Interests (Statutory Liens over Movables)), Attachment 26 (List of Surviving Security Interests (Statutory Retention Rights)), Attachment 27 (List of Surviving Security Interests (Ownership Retention)), Attachment 28 (Common Benefit Claims Payment Records and Balance of Unpaid Common Benefit Claims Table), Attachment 29 (Table of Amendment to the Articles of Incorporation) and Attachment 30 (Sponsor Agreement).  Micron will furnish copies of such attachments to the Securities and Exchange Commission upon request, subject to Micron’s right to request confidential treatment of any requested attachment.  A description of the omitted attachments appears immediately following the end of the Reorganization Plan under the title “Supplemental List Briefly Identifying Contents of Omitted Attachments.”